UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2018

Plastic2Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

20 Iroquois Street Niagara Falls, NY	14303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 278-0015

NA

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2018, Philip J. Bradley resigned as a member of the Board of Directors (the “Board”) of Plastic2Oil, Inc. (the “Company”) and from each committee of the Board, effective immediately. Mr. Bradley’s decision to resign from the Board of Directors was not the result of any disagreement or dispute with the Company relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plastic2Oil, Inc.

Dated: April 19, 2018	By:	/s/ Richard Heddle
Richard Heddle
President, Chief Executive Officer,
and Director